Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant To Section 13 or 15(d) Of
                       The Securities Exchange Act of 1934

                         Date of Report:  March 31, 2005

                       RICK'S CABARET INTERNATIONAL, INC.
         (Exact  Name  of  Registrant  As  Specified  in  Its  Charter)

             Texas                     0-26958                 76-0037324
(State Or Other Jurisdiction   (Commission File Number)      (IRS Employer
       of Incorporation)                                   Identification No.)


                                10959 Cutten Road
                              Houston, Texas 77066
          (Address Of Principal Executive Offices, Including Zip Code)


                                 (281) 397-6730
            (Registrant's  Telephone  Number,  Including  Area  Code)


                            505 North Belt, Suite 630
                              Houston, Texas 77060
                                 (281) 820-1181
                      (Registrant's previous office/phone)

ITEM  2.01     COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     On March 31, 2005, we entered an Stock Purchase Agreement (the "Agreement") with MBG Acquisition, LLC, a Delaware limited liability company ("MBG") to sell all of the issued and outstanding shares of RCI Entertainment (Houston), Inc., our wholly owned subsidiary, which owned and operated an adult entertainment cabaret known as Rick's Cabaret - South located at 15301 Gulf Freeway, Houston,
Texas (the "Club").   The Agreement provided for a sales price of $550,000 which was paid in cash upon closing. The transaction was the result of arms-length negotiations between the parties.

     A copy of the press release related to this transaction is attached hereto as Exhibit 99.1.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits


Exhibit Number  Description

10.1            Stock Purchase Agreement

99.1            Press release dated April 6, 2005




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RICK'S CABARET INTERNATIONAL, INC.




                                           By: /s/ Eric Langan
                                           -------------------
Date:  April 6, 2005                       Eric Langan
                                           Chief Executive Officer, Chairman and
                                           Chief Financial Officer